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EXHIBIT 32


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                         ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report on Form 10-K of EMRISE Corporation (the "Company") for the year ended December 31, 2006 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer and Acting Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 2, 2007                By: /s/ Carmine T. Oliva
                                        ----------------------------------------
                                        Carmine T. Oliva
                                        Chief Executive Officer
                                        (principal executive officer)


Dated: April 2, 2007                By: /s/ Carmine T. Oliva
                                        ----------------------------------------
                                        Carmine T. Oliva
                                        Acting Chief Financial Officer
                                        (principal financial officer)